Exhibit (h)(25)

AMENDMENT THREE

DATED JANUARY 10, 2018 TO

SUB-ADMINISTRATIVE SERVICES AGREEMENT

WHEREAS, Massachusetts Mutual Life Insurance Company, a mutual life insurance company organized and existing under the laws of the Commonwealth of Massachusetts (“MassMutual”), and MML Investment Advisers, LLC, a Delaware limited liability company (“MML Advisers”), have entered into a Sub-Administrative Services Agreement dated as of April 1, 2014 (the “Agreement”).

WHEREAS, MassMutual and MML Advisers wish to amend the Agreement as follows:

Pursuant to Section 14, the following hereby replaces, in its entirety, Appendix A:

APPENDIX A

MassMutual Premier Funds

MassMutual Premier U.S. Government Money Market Fund

MassMutual Premier Short-Duration Bond Fund

MassMutual Premier Inflation-Protected and Income Fund

MassMutual Premier Core Bond Fund

MassMutual Premier Diversified Bond Fund

MassMutual Premier High Yield Fund

MassMutual Premier Balanced Fund

MassMutual Premier Value Fund

MassMutual Premier Disciplined Value Fund

MassMutual Premier Main Street Fund

MassMutual Premier Disciplined Growth Fund

MassMutual Premier Small Cap Opportunities Fund

MassMutual Premier Global Fund

MassMutual Premier International Equity Fund

MassMutual Premier Strategic Emerging Markets

MassMutual Select Funds

MassMutual Select Total Return Bond Fund

MassMutual Select Strategic Bond Fund

MassMutual Select BlackRock Global Allocation Fund

MassMutual Select Diversified Value Fund

MassMutual Select Fundamental Value Fund

MassMutual Select Large Cap Value Fund

MM S&P 500® Index Fund

MassMutual Select Equity Opportunities Fund

MassMutual Select Fundamental Growth Fund

MassMutual Select Blue Chip Growth Fund

MassMutual Select Growth Opportunities Fund

MassMutual Select Mid-Cap Value Fund

MassMutual Select Small Cap Value Equity Fund

MassMutual Select Small Company Value Fund

MM S&P® Mid Cap Index Fund

MM Russell 2000® Small Cap Index Fund

MassMutual Select Mid Cap Growth Fund

MassMutual Select Small Cap Growth Equity Fund

MM MSCI EAFE® International Index Fund

MassMutual Select Overseas Fund

MM Select Bond and Income Asset Fund

MM Select Equity Asset Fund

MassMutual RetireSMARTSM Conservative Fund

MassMutual RetireSMARTSM Moderate Fund

MassMutual RetireSMARTSM Moderate Growth Fund

MassMutual RetireSMARTSM Growth Fund

MassMutual RetireSMARTSM In Retirement Fund

MassMutual RetireSMARTSM 2010 Fund

MassMutual RetireSMARTSM 2015 Fund

MassMutual RetireSMARTSM 2020 Fund

MassMutual RetireSMARTSM 2025 Fund

MassMutual RetireSMARTSM 2030 Fund

MassMutual RetireSMARTSM 2035 Fund

MassMutual RetireSMARTSM 2040 Fund

MassMutual RetireSMARTSM 2045 Fund

MassMutual RetireSMARTSM 2050 Fund

MassMutual RetireSMARTSM 2055 Fund

MassMutual RetireSMARTSM 2060 Fund

MassMutual Select T. Rowe Price Retirement Balanced Fund

MassMutual Select T. Rowe Price Retirement 2005 Fund

MassMutual Select T. Rowe Price Retirement 2010 Fund

MassMutual Select T. Rowe Price Retirement 2015 Fund

MassMutual Select T. Rowe Price Retirement 2020 Fund

MassMutual Select T. Rowe Price Retirement 2025 Fund

MassMutual Select T. Rowe Price Retirement 2030 Fund

MassMutual Select T. Rowe Price Retirement 2035 Fund

MassMutual Select T. Rowe Price Retirement 2040 Fund

MassMutual Select T. Rowe Price Retirement 2045 Fund

MassMutual Select T. Rowe Price Retirement 2050 Fund

MassMutual Select T. Rowe Price Retirement 2055 Fund

MassMutual Select T. Rowe Price Retirement 2060 Fund

MassMutual Select T. Rowe Price Bond Asset Fund

MassMutual Select T. Rowe Price Emerging Markets Bond Fund

MassMutual Select T. Rowe Price International Equity Fund

MassMutual Select T. Rowe Price Large Cap Blend Fund

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund

MassMutual Select T. Rowe Price Real Assets Fund

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund

MassMutual Select T. Rowe Price U. S. Treasury Long-Term Fund

IN WITNESS WHEREOF, this Agreement has been signed by the parties as of the date first above written.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

/s/ Tina Wilson

Tina Wilson

Senior Vice President

MML INVESTMENT ADVISERS, LLC

/s/ Tina Wilson

Tina Wilson

Vice President